Exhibit 99.1

Investor Contact:	Media Contact:
Nate Rozof	Matt Cochran
investor.relations@globalpay.com	media.relations@globalpay.com

Global Payments Completes Acquisition of Worldpay and Divestiture of Issuer Solutions Business, Creating Leading Pure-Play Commerce Solutions Provider

●	Transaction strengthens Global Payments’ capabilities and scale across payment technology and software solutions for merchants of all sizes

●	Combines complementary solutions and differentiated product offerings while enabling investment of over $1 billion annually

●	Increases global reach, expands distribution channels and deepens local market presence and expertise

●	Integration unites payments and software expertise from both organizations to accelerate innovation, enhance the product portfolio and unlock synergies

ATLANTA — January 12, 2026 7:00am ET — Global Payments Inc. (NYSE: GPN), a leading worldwide provider of payment technology and software solutions, today announced the successful completion of its acquisition of Worldpay from FIS and GTCR, and the divestiture of its Issuer Solutions business to FIS. The transactions transform Global Payments into a pure-play, commerce solutions provider, serving the full spectrum of clients, from small businesses to global enterprises worldwide.

The completion of the transactions positions the new Global Payments to capitalize on substantial growth opportunities with enhanced global scale. The combined company will serve more than 6 million merchant locations, processing $3.7 trillion in payment volume and approximately 94 billion transactions annually across more than 175 countries.

“Combining with Worldpay expands our capabilities and increases our geographic reach while providing additional, complementary distribution channels – multiplying what’s possible for our clients and partners,” said Cameron Bready, chief executive officer of Global Payments. “Together, we are focused on bringing even more value to them as we become the worldwide partner of choice for commerce solutions.”

To serve the unique needs of its broad range of clients, Global Payments will go to market through three channels: Enterprise, SMB, and Integrated & Platforms. Each channel will focus on the specific requirements of its clients with tailored sales strategies and distinct product roadmaps, including investing over $1 billion annually to drive innovation.

“We are pleased to complete our transaction with Worldpay well ahead of our initial expectations, a testament to the disciplined execution that defines Global Payments,” added Bready. “We have assembled an exceedingly talented leadership team with decades of combined payments experience to drive our next chapter of growth. Thanks to our extensive integration planning, our go-forward leadership structure is firmly in place, and we are positioned to deliver immediate, tangible value to our combined client base.”

Whether offering Global Payments’ feature-rich Genius POS system to Worldpay’s SMB base or cross-selling Worldpay’s enterprise or ecommerce solutions to Global Payments’ clients, the combined company’s complementary suite of solutions will be able to effectively serve clients of every size at every stage of their growth.

Financial Profile and Value Creation

The combined company will operate with significant scale, enabling increased free cash flow generation to deliver balance sheet strength and an enhanced capital allocation program, including sustained investment in growth-driving innovation. Global Payments expects to maintain its investment grade credit ratings and reduce adjusted net leverage to 3.0x within 18 to 24 months.

For more information about the combination of Global Payments and Worldpay, visit globalpayments.com/worldpay.

****

About Global Payments

Global Payments (NYSE: GPN) is a leading payment technology and software company that powers commerce for businesses of all sizes worldwide. We help businesses grow with confidence by delivering innovative solutions that enable seamless payment acceptance, smarter operations and exceptional client experiences – online, in store and everywhere in between. With its global reach, local expertise and scale, Global Payments manages trillions in payments volume and billions of transactions across more than 175 countries. Headquartered in Atlanta, Georgia, Global Payments is a Fortune 500® company and a member of the S&P 500. Learn more at company.globalpayments.com.

Forward-Looking Statements

This press release may contain certain forward-looking statements within the meaning of the “safe-harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements, which are based on current expectations, estimates and projections about the industry and geographies in which we operate, and beliefs of and assumptions made by our management, involve risks, uncertainties and assumptions that could significantly affect the financial condition, results of operations, business plans and the future performance of Global Payments, including Worldpay following the transaction. Actual events or results might differ materially from those expressed or forecasted in these forward-looking statements. Accordingly, we cannot guarantee that our plans and expectations will be achieved. Examples of forward-looking statements include, but are not limited to, statements we make regarding our management’s expectations regarding future plans, objectives and goals; market and growth opportunities; statements regarding the strategic rationale and anticipated benefits of the transaction; and other statements regarding our future financial performance and Global Payments’ plans, objectives, expectations and intentions. Statements can generally be identified as forward-looking because they include words such as “believes,” “anticipates,” “intends,” “expects,” “could,” “should,” “will,” “would,” or words of similar meaning. Although we believe that the plans and expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance that our plans and expectations will be attained, and therefore actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements.

In addition to factors previously disclosed in Global Payments’ reports filed with the SEC, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: difficulties and delays in integrating the Worldpay business into that of Global Payments, including with respect to implementing controls to prevent a material security breach of any internal systems or to successfully manage credit and fraud risks in business units; failing to fully realize anticipated cost savings and other anticipated benefits of the transaction when expected or at all; business disruptions from the transaction that will harm Global Payments’ or Worldpay’s businesses, including current plans and operations; potential adverse reactions or changes to business relationships resulting from the completion of the transaction, including as it relates to Global Payments’ or Worldpay’s ability to successfully renew existing client contracts on favorable terms or at all and obtain new clients; failing to comply with the applicable requirements of Visa, Mastercard or other payment networks or card schemes or changes in those requirements; the ability of Global Payments or Worldpay to retain and hire key personnel; the diversion of management’s attention from ongoing business operations; uncertainty as to the long-term value of the common stock of Global Payments following the transaction, including the dilution caused by Global Payments’ issuance of additional shares of its common stock in connection with the transaction; the continued availability of capital and financing following the transaction; the effects of global economic, political, market, health and social events or other conditions; the imposition of tariffs and other trade policies and the resulting impacts on market volatility and global trade; macroeconomic pressures and general uncertainty regarding the overall future economic environment; foreign currency exchange, inflation and rising interest rate risks; the effect of a security breach or operational failure on our business; the ability to maintain Visa and Mastercard registration and financial institution sponsorship; the continued availability of capital and financing; increased competition in the markets in which we operate and our ability to increase our market share in existing markets and expand into new markets; our ability to safeguard our data; risks associated with our indebtedness; the potential effect of climate change including natural disasters; the effects of new or changes in current laws, regulations, credit card association rules or other industry standards on us or our partners and customers, including privacy and cybersecurity laws and regulations; and other events beyond our control, and other factors included in the “Risk Factors” section in our most recent Annual Report on Form 10-K and in other documents that we file with the SEC, which are available at https://www.sec.gov.

These cautionary statements qualify all of our forward-looking statements, and you are cautioned not to place undue reliance on these forward-looking statements. Our forward-looking statements speak only as of the date they are made and should not be relied upon as representing our plans and expectations as of any subsequent date. While we may elect to update or revise forward-looking statements at some time in the future, we specifically disclaim any obligation to publicly release the results of any revisions to our forward-looking statements, except as required by law.